WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2021, AS SUPPLEMENTED

William Blair Ultra-Short Bond Fund (formerly, William Blair Low Duration Fund) (the “USB Fund”)

Name Change

Effective November 10, 2021, the “William Blair Low Duration Fund” is re-named “William Blair Ultra-Short Bond Fund,” and all references to “William Blair Low Duration Fund” or “Low Duration Fund” in the Summary Prospectus are hereby replaced with “William Blair Ultra-Short Bond Fund” or “Ultra-Short Bond Fund”, respectively.

Change to USB Fund’s Principal Investment Strategies

Effective November 10, 2021, the following is inserted as the first paragraph of the “Principal Investment Strategies” sub-section of the Summary Prospectus related to the William Blair Low Duration Fund:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. For purposes of this policy, “bonds” include all types of fixed income instruments.

Dated: November 10, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.